Exhibit 99.3
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UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF PENNSYLVANIA

In re BLACK BOX CORPORATION	)
DERIVATIVE LITIGATION	)	No. 2:06-CV-01531 JFC
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This Document Relates to: All Actions	)
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PRELIMINARY APPROVAL ORDER
     WHEREAS, the Parties have filed a Joint Motion for Preliminary and Final Approval of Proposed Settlement (the “Joint Motion”) requesting an order preliminarily approving the settlement (the “Settlement”) of the above-captioned action (the “Action”) in accordance with the Stipulation of Compromise and Settlement (the “Stipulation”) which, together with the other exhibits filed with the Joint Motion, set forth the terms and conditions of a proposed Settlement and dismissal of the Action; and
     WHEREAS, the Court has read and considered the Stipulation and the other exhibits attached to the Joint Motion; and
     WHEREAS, all capitalized terms contained herein and not defined herein shall have the same meanings as set forth in the Stipulation,
     NOW, THEREFORE, IT IS HEREBY ORDERED:
     1. The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action, as fair, reasonable, and adequate, and in the best interests of, Black Box Corporation (“Black Box”) and Current Black Box Stockholders.
     2. A Settlement Hearing shall be held before this Court on March 19, 2010, at 10:30 a.m., in Courtroom 5A of the United States Courthouse, 700 Grant Street, Room 5A, Pittsburgh,

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PA 15219, to: (i) determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate, and in the best interests of, Black Box and Current Black Box Stockholders; (ii) consider entry of an Order of Dismissal and Judgment dismissing the Action with prejudice, with each party to bear its, his, or her own costs (unless expressly stated otherwise in the Stipulation), (iii) consider the dismissal and release of any and all claims to be released pursuant to the Stipulation; (iv) consider enjoining prosecution of any and all claims to be released pursuant to the Stipulation; (v) consider Plaintiffs’ Counsel’s request for approval of an award of attorneys’ fees and expenses (the “Fee Award”) to be paid by Black Box; and (vi) consider other such matters as the Court may deem necessary and appropriate.
     3. The Court approves, as to form and content, the Notice of Proposed Settlement of Derivative Action and of Settlement Hearing (the “Notice”) attached to the Joint Motion as Exhibit C, and finds that the distribution of the Notice substantially in the manner and form set forth in this Order meets the requirement of Rule 23.1 of the Federal Rules of Civil Procedure and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice of all matters relating to the Settlement.
     4. Not later than ten (10) business days following entry of this Order, Black Box shall cause copies of the Notice and Stipulation to be filed with the Securities and Exchange Commission as exhibits to a Current Report on Form 8-K.
     5. Not later than ten (10) business days following entry of this Order, Black Box shall cause a copy of the Notice to be published once in the national edition of Business Wire or a similar nationally-circulated business publication.
     6. All costs incurred in connection with the filing and publication of the Notice shall be paid by Black Box and Black Box shall undertake all administrative responsibility for the

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filing and publication of the Notice.
     7. At least ten (10) days prior to the Settlement Hearing, Black Box’s Counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.
     8. Any Current Black Box Stockholder may appear and show cause, if any, why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no Current Black Box Stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the judgment to be entered thereon approving the same, unless that person has, at least fifteen (15) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by overnight mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:
Thomas R. Johnson
K&L GATES LLP
Henry W. Oliver Building
535 Smithfield Street
Pittsburgh, PA 15222
Michael J. Hynes
BARROWAY TOPAZ KESSLER
MELTZER & CHECK LLP
280 King of Prussia Road
Radnor, PA 19087
Any objection submitted for the Court’s consideration must include: (i) the objecting person’s name, legal address, and telephone number; (ii) proof that the objecting person is a Current Black Box Stockholder, including the date(s) such person acquired his, her, or its Black Box common stock, and a statement as to whether the person will continuously own shares of Black

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Box common stock through the date of entry of the Order of Dismissal and Judgment; (iii) a statement as to whether the objecting person intends to appear at the Settlement Hearing; and (iv) a detailed statement of such person’s objections to any matters before the Court, including copies of any papers such person intends the Court to consider, and the names of any witness(es) the person plans to call to testify at the Settlement Hearing.
     Any Current Black Box Stockholder who fails to object in the manner provided above shall be deemed to have waived his, her, or its objection and shall forever be barred from making any such objection in this Action or in any other action or proceeding.
     At least twelve (12) days prior to the Settlement Hearing, counsel for the Company shall serve on all other counsel of record (delivered by hand, by overnight mail, or by e-mail) any objection received by said counsel from any Current Black Box Stockholder.
     9. All papers in support of the Settlement and the Fee Award shall be filed with the Court and served at least five (5) days prior to the Settlement Hearing.
     10. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current Black Box Stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Parties, if appropriate, without further notice to Current Black Box Stockholders.
     11. If the Settlement provided for in the Stipulation shall be approved by the Court following the Settlement Hearing, the Order of Dismissal and Judgment shall be entered as described in the Stipulation.
     12. If the Stipulation is not approved by the Court or is terminated, rescinded, or fails to become effective in accordance with its terms, the Action shall proceed, completely without

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prejudice to any party as to any matter of law or fact, as if the Stipulation had not been made and had not been submitted to the Court, and none of the Stipulation, any provision contained in the Stipulation, any action undertaken pursuant thereto, or the negotiation thereof by any party, shall be deemed an admission or offered or received in evidence at any proceeding in the Action or any other action or proceeding.
     13. All proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Stipulation and the Settlement, are hereby stayed and suspended until further order of this Court. Pending final determination of whether the Settlement should be approved, Plaintiffs, Defendants (including Black Box), and Current Black Box Stockholders, and any of them, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Parties.
     IT IS SO ORDERED.

DATED: January 27, 2010	/s/ Joy Flowers Conti
Joy Flowers Conti
United States District Judge

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